Critical accounting estimates and judgments	12 Months Ended
Jun. 30, 2018
Critical accounting estimates and judgments
Critical accounting estimates and judgments

3 Critical accounting estimates and judgments

        Estimates, judgments and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

3.1   Critical accounting estimates and assumptions

        The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

a)    Revenue recognition—minimum guarantee

        Minimum guaranteed revenue is recognized over the term of the sponsorship agreement in line with the performance obligations included within the contract and based on the sponsorship benefits enjoyed by the individual sponsor. In instances where the sponsorship rights remain the same over the duration of the contract, revenue is recognized on a straight-line basis.

        The minimum guarantee payable by adidas is subject to certain adjustments. Payments due in a particular year may increase if the club's first team wins certain competitions or decrease if the club's first team fails to participate in the Champions League for two or more consecutive seasons with the reduction being 30% of the applicable payment for the year in which the second or other consecutive season of non-participation falls. Management's current best estimate is that the full minimum guarantee amount will be received, as management does not expect two consecutive seasons of non-participation in the Champions League.

b)    Intangible assets—goodwill

        The Group annually tests whether goodwill has suffered any impairment or more frequently if events or changes in circumstances indicate a potential impairment, in accordance with its accounting policy. The recoverable amount of the cash-generating unit has been determined based on a value-in-use calculation. This calculation requires the use of estimates, both in arriving at the expected future cash flows and the application of a suitable discount rate in order to calculate the present value of these flows. These calculations have been carried out in accordance with the assumptions set out in note 15.

c)     Intangible assets—registrations

        The costs associated with the acquisition of players' and key football management staff registrations are capitalized at the fair value of the consideration payable, including an estimate of the fair value of any contingent consideration. Subsequent reassessments of the amount of contingent consideration payable are also included in the cost of the player's and key football management staff registration. The estimate of the fair value of the contingent consideration payable requires management to assess the likelihood of specific performance conditions being met which would trigger the payment of the contingent consideration. This assessment is carried out on an individual basis. The maximum additional amount that could be payable as of 30 June 2018 is disclosed in note 29.2.

        The Group will perform an impairment review on intangible assets, including player and key football management staff registrations, if adverse events indicate that the amortized carrying value of the asset may not be recoverable. While no individual can be separated from the single cash generating unit ("CGU"), being the operations of the Group as a whole, there may be certain circumstances where an individual is taken out of the CGU, when it becomes clear that they will not participate with the club's first team again, for example, a player sustaining a career threatening injury or is permanently removed from the first team squad for another reason. If such circumstances were to arise, the carrying value of the individual would be assessed against the Group's best estimate of the individual's fair value less any costs to sell.

d)    Tax

        Tax is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date in the countries where the Company and its subsidiaries operate and generate taxable income. Management establishes provisions where appropriate on the basis of amounts expected to be paid to (or recovered from) the tax authorities. From time to time the Group is involved in discussions with tax authorities in relation to ongoing tax matters and, where appropriate, provisions are made based on management's assessment of each case. Future tax expense or credit may be higher or lower than estimates made when determining whether it is appropriate to record a provision and the amount to be recorded. Furthermore, changes in the legislative framework or applicable tax case law may result in management reassessing the recognition of tax provisions in future periods.

e)     Recognition of deferred tax assets

        Deferred tax assets are recognized only to the extent that it is probable that the associated deductions will be available for use against future profits and that there will be sufficient future taxable profit available against which the temporary differences can be utilized, provided the asset can be reliably quantified. In estimating future taxable profit, management use "base case" approved forecasts which incorporate a number of assumptions, including a prudent level of future uncontracted revenue in the forecast period. In arriving at a judgment in relation to the recognition of deferred tax assets, management considers the regulations applicable to tax and advice on their interpretation. Future taxable income may be higher or lower than estimates made when determining whether it is appropriate to record a tax asset and the amount to be recorded. Furthermore, changes in the legislative framework or applicable tax case law may result in management reassessing the recognition of deferred tax assets in future periods.

3.2   Critical judgments in applying the entity's accounting policies

        The Group does not believe that there are currently any significant accounting judgments.